EXHIBIT 99.1

News Release
TranSwitch Corporation Announces
Second Quarter 2010 Financial Results

Company Achieves 10% Sequential Revenue Growth and Positive Non-GAAP Operating Income

SHELTON, CT – July 29, 2010 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for the converging voice, data and video network, today announced financial results for the second quarter ended June 30, 2010.

Net revenues for the second quarter of 2010 were approximately $14.1 million, as compared to net revenues of $12.8 million for the first quarter of 2010 and $14.5 million for the second quarter of 2009.  GAAP net income for the second quarter of 2010 was $0.5 million, or $0.02 per basic and diluted common share as compared to a net loss of ($1.5) million, or ($0.07) per basic and diluted common share, during the first quarter of 2010 and a net loss of ($1.3) million, or ($0.07) per basic and diluted common share during the second quarter of 2009.

The GAAP gross margin for the second quarter was 53%. This is compared to the Company's GAAP gross margin of 53% for the first quarter of 2010, and 59% for the second quarter of 2009.

Total non-GAAP operating expenses for the second quarter of fiscal 2010 were $6.6 million, as compared to $6.9 million in the first quarter of fiscal 2010 and $8.1 million in the second quarter of 2009. Total GAAP operating expenses for the second quarter of fiscal 2010 were $7.6 million which included expenses of $0.4 million in amortization of purchase price intangibles and $0.6 million in stock-based compensation.

Non-GAAP operating income for the second quarter of fiscal 2010 was $0.9 million, compared to a non-GAAP operating loss of ($0.1) million for the first quarter of fiscal 2010 and non-GAAP operating income of $0.5 million for the second quarter of 2009.  On a GAAP basis, the operating loss for the second quarter of fiscal 2010 was ($0.1) million, compared to an operating loss of ($1.4) million for the first quarter of fiscal 2010 and an operating loss of ($0.3) million for the second quarter of 2009.

Non-GAAP net income for the second quarter was $1.5 million, or $0.07 per share compared with a non-GAAP net loss of ($0.2) million, or ($0.01) per share, for the first quarter of 2010 and a non-GAAP net loss of ($0.5) million, or ($0.03) per share, for the second quarter of 2009.  The non-GAAP net income for the second quarter of 2010 excluded expenses of $0.4 million in amortization of purchase price intangibles and $0.6 million in stock-based compensation.

Further information about non-GAAP measures and reconciliation to the GAAP results is provided after the financial statements attached to this release.

“During the second quarter, we made significant progress in financial performance, customer traction, and new product introductions,” stated Dr. M. Ali Khatibzadeh, President and CEO of TranSwitch Corporation.  “In terms of financial metrics, we delivered sequential revenue growth above our previous guidance while maintaining operating expenses, resulting in significant non-GAAP operating income.  In addition, we raised $5.1 million through a successful Rights Offering with overwhelming participation and oversubscription by our directors, officers, and major shareholders.  On the customer expansion front, we announced the production ramp of our Atlanta™ 80 processor for WiMax Voice-over-Internet Protocol (VoIP) applications as well as new licenses for our differentiated video interface technology which is the industry’s first offering compliant with full-rate, 3D HDTV requirements.”

 “On the R&D front, we successfully launched the new Atlanta™ 1000 product which delivers industry-leading performance in terms of VoIP quality, wire-speed data throughput, and power consumption for 802.11n WiFi routers, 3G and 4G (LTE, WiMax) Gateways as well as other broadband customer premises applications which are exciting, new growth opportunities for TranSwitch,” concluded Dr. Khatibzadeh.

Additional details on TranSwitch’s second quarter 2010 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-325-4850 and reference confirmation code: 1467402. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through August 8, 2010.  To access the replay, dial 719-457-0820 and enter confirmation code: 1467402.  Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures
(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits and gain on extinguishment of debt. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•
The Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits and gain on extinguishment of debt provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

About TranSwitch Corporation

TranSwitch Corporation designs, develops and markets innovative semiconductors that provide core functionality and complete solutions for voice, data and video communications network equipment. As a leading supplier to telecom, datacom, cable television and wireless markets, TranSwitch customers include the major OEMs that serve the worldwide public network, the Internet, and corporate Wide Area Networks (WANs). TranSwitch devices are inherently flexible, with many incorporating embedded programmable microcontrollers to rapidly meet customers’ new requirements or evolving network standards by modifying a function via software instruction. TranSwitch implements global communications standards in its VLSI solutions and is committed to providing high-quality products and services. TranSwitch, Shelton, CT, is an ISO 9001:2000 registered company. For more information, visit www.transwitch.com.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results ,involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with acquiring new businesses; the risk of downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch's products and products developed by TranSwitch's customers; risks relating to TranSwitch's indebtedness; risks of failing to attract and retain key managerial and technical personnel; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks associated with investing in new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; risks in technology development and commercialization; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

For more information contact:

Robert A. Bosi
Chief Financial Officer
Phone: 203.929.8810 ext. 2465
Robert.Bosi@transwitch.com

Ted Chung
Vice President Business Development
TranSwitch Corporation
Phone: 203/929-8810 ext.2004
Theodore.Chung@transwitch.com

TranSwitch Corporation
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except for per share amounts)
	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Net revenues:
Product revenues	$11,881	$13,758	$23,821	$26,585
Service revenues	2,196	777	3,062	2,197
Total net revenues	14,077	14,535	26,883	28,782
Cost of revenues:
Cost of product revenues	5,331	5,566	10,559	10,746
Provision for excess and obsolete inventories	269	87	561	248
Cost of service revenues	1,001	330	1,529	926
Total cost of revenues	6,601	5,983	12,649	11,920
Gross profit	7,476	8,552	14,234	16,862
Operating expenses:
Research and development	3,636	4,292	7,708	9,935
Marketing and sales	1,914	2,723	3,732	5,541
General and administrative	2,013	1,885	3,830	4,050
Restructuring (benefit) charge and asset impairments	—	(35)	402	(6,192)
Total operating expenses	7,563	8,865	15,672	13,334
Operating loss (Note 1)	(87)	(313)	(1,438)	3,528
Other income (expense):
Impairment of investments in non-publicly traded companies	—	—	—	(31)
Other income (expense)	848	(739)	970	(205)
Interest income (expense):
Interest income	26	42	37	76
Interest expense	(205)	(202)	(374)	(401)
Interest expense, net	(179)	(160)	(337)	(325)
Total other income (expense), net	669	(899)	633	(561)
Income (loss) before income taxes	582	(1,212)	(805)	2,967
Income tax expense	99	108	165	271
Net income (loss)	$483	$(1,320)	$(970)	$2,696

Basic net income (loss) per common share:	$0.02	$(0.07)	$(0.05)	$0.14
Basic average common shares outstanding	21,510	19,903	20,926	19,888

Diluted net income (loss) per common share:	$0.02	$(0.07)	$(0.05)	$0.13

Diluted average common shares outstanding	22,326	19,903	20,926	20,121

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$26	$11	$38	$24
Research and development	221	190	412	365
Marketing and sales	100	38	136	81
General and administrative	254	84	427	154

Total	$601	$323	$1,013	$624

TranSwitch Corporation
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	June 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$8,724	$5,075
Accounts receivable, net	12,640	11,667
Inventories	2,709	4,183
Prepaid expenses and other current assets	2,934	2,299
Total current assets	27,007	23,224

Property and equipment, net	965	1,268
Goodwill	14,144	14,144
Other assets	10,814	14,320
Total assets	$52,930	$52,956

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	$16,758	$19,151
Restructuring liabilities, current portion	1,330	1,775
5.45% Convertible Notes, current portion	5,004	5,004
Total current liabilities	23,092	25,930

Restructuring liabilities	10,278	10,593
5.45% Convertible Notes	1,256	3,758
Total liabilities	34,626	40,281
Total stockholders’ equity	18,304	12,675

Total liabilities and stockholders’ equity	$52,930	$52,956

TRANSWITCH CORPORATION
Supplemental Reconciliation of GAAP Results to Non-GAAP
(Unaudited)
(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
GAAP gross profit	$7,476	$6,758	$8,552	$14,234	$16,862
Add:
Inventory write-up acquired	-	-	42	-	269
Stock-based compensation	26	12	11	38	24
Non-GAAP gross profit	$7,502	$6,770	$8,605	$14,272	$17,155

GAAP gross margin	53.1%	52.8%	58.8%	52.9%	58.6%
Inventory write-up acquired	0.0%	0.0%	0.3%	0.0%	0.9%
Stock-based compensation	0.2%	0.1%	0.1%	0.1%	0.1%
Non-GAAP gross margin	53.3%	52.9%	59.2%	53.1%	59.6%

GAAP research and development expenses	$3,636	$4,072	$4,292	$7,708	$9,935
Less:
Amortization of purchase accounting intangibles	113	114	113	227	232
Stock-based compensation	221	191	190	412	365
Non-GAAP research and development expenses	$3,302	$3,767	$3,989	$7,069	$9,338

GAAP selling, general, and administrative expenses	$3,927	$3,635	$4,608	$7,562	$9,591
Less:
Amortization of purchase accounting intangibles	283	283	340	566	590
Stock-based compensation	354	209	122	563	235
Non-GAAP selling, general, and administrative expenses	$3,290	$3,143	$4,146	$6,433	$8,766

GAAP operating expenses	$7,563	$8,109	$8,865	$15,672	$13,334
Less:
Amortization of purchase accounting intangibles	396	397	453	793	822
Stock-based compensation	575	400	312	975	600
Restructuring (benefits) charges	-	402	(35)	402	(6,192)
Non-GAAP operating expenses	$6,592	$6,910	$8,135	$13,502	$18,104
Non-GAAP operating income (loss)	$910	$(140)	$470	$770	$(949)

GAAP net income (loss)	$483	$(1,453)	$(1,320)	$(970)	$2,696
Add:
Amortization of purchase accounting intangibles	396	397	453	793	822
Stock-based compensation	601	412	323	1,013	624
Inventory write-up acquired	-	-	42	-	269
Restructuring charges (benefits)	-	402	(35)	402	(6,192)
Non-GAAP net income (loss)	$1,480	$(242)	$(537)	$1,238	$(1,781)

Non-GAAP basic net income (loss) per share	$0.07	$(0.01)	$(0.03)	$0.06	$(0.09)
Baisc shares used to calculate non-GAAP net income (loss) per share	21,510	20,336	19,903	20,926	19,888